Other operating income (expenses)	12 Months Ended
Dec. 31, 2024
Other operating income (expenses)
Other operating income (expenses)

28.Other operating income (expenses)

	2024	2023	2022
Expense for legal provisions	(66,819)	(686,430)	(516,288)
(Loss) gain on sale of assets	(148,300)	121,309	(86,954)
Impairment loss of current assets (1)	(262,010)	(95,902)	(101,871)
Profit in business combinations and field reversal (2)	1,727,130	—	—
Other income	247,048	234,892	149,258
	1,497,049	(426,131)	(555,855)
(1)

Corresponds mainly to the impairment of 96.82% of the receivables of the client AIR-E S.A.S. E.S.P. in the companies ISA, Intercolombia, and Transelca; the intervention process of the client is the main indicator to determine that there is a high credit risk.

(2)

Includes the profit from: a) the acquisition of Repsol’s 45% of Block CPO-09 by Ecopetrol S.A. and the revaluation at fair value of the pre-existing 55% ($1,698,862 – Note 12), and b) the reversion of the San Jacinto field ($28,268).